Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Diversey Holdings, Ltd. for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd Herndon, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Diversey Holdings, Ltd.

Date:	April 27, 2023
/s/ TODD HERNDON Todd Herndon Chief Financial Officer